UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2011

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

526 South Church Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On April 5, 2011, John Roebel, Senior Vice President of Generation Support at Duke Energy Corporation, will present during a panel discussion at the Bernstein 3rd Annual Environmental Utilities Conference on the proposed requirements under section 316(b) of the Clean Water Act issued by the Environmental Protection Agency.  A copy of the presentation is attached as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)          Exhibits.

99.1         Presentation on EPA’s Cooling Water Intake Proposed Rule.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: April 5, 2011	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Presentation on EPA’s Cooling Water Intake Proposed Rule.